NFE and EBRASIL Agree to Sell the 1.6 GW CELSE Power Plant to Eneva S.A. for an Enterprise Value of R$10.2 billion ($2.16 billion) NEW YORK -- New Fortress Energy Inc. (NASDAQ: NFE) (“NFE”) announced today that it has, along with its joint venture partner Ebrasil Energia Ltda. and its shareholders (“Ebrasil”), entered into a definitive Share Purchase Agreement (“SPA”) with Brazilian power company Eneva S.A. (“Eneva”) (B3: ENEV3), whereby Eneva will acquire 100% of the equity interests of the Porto de Sergipe Power Plant for R$6.1 billion in cash (approximately $1.29 billion USD). Located in Barra dos Coqueiros in the country’s Northeast region, the 1,593 MW Sergipe Power Plant plays a critical role in Brazil’s energy security, providing low-cost, dispatchable power to balance the significant seasonal hydroelectric power that comprises a majority of the region’s electric capacity. As part of the transaction, Eneva has agreed to acquire, directly and indirectly, 100% of the shares of Centrais Elétricas de Sergipe Participações S.A. (“CELSEPAR”), which owns 100% of the equity interests of the Sergipe Power Plant, and Centrais Elétricas Barra dos Coqueiros S.A. (“CEBARRA”), which owns 1.7 GW of expansion rights adjacent to the Sergipe Power Plant, for a total implied enterprise value of approximately R$10.2 billion (approximately $2.16 billion USD) (the “Enterprise Value”). Pursuant to the terms of the transaction, Eneva will be assuming the current debt of Centrais Elétricas de Sergipe (“CELSE”), the 100% owned subsidiary of CELSEPAR. “We look forward to maintaining a long-term relationship with Eneva and the CELSE Power Plant,” said Wes Edens, Chairman and CEO of New Fortress Energy. “Eneva is one of Brazil’s leading power companies and a highly capable long-term owner and operator of this critical power asset for northeast Brazil. NFE will continue to operate the Golar Nanook, a Floating Storage and Regasification Unit that remains chartered to CELSE for the next 20 years.” “CELSE will play a critical role for Eneva’s strategy going forward. With multiple options embedded and a significant Thermal Power Plant pipeline to be developed it will allow Eneva to focus on what it does best – developing new business opportunities in Brazil having the access to gas as a cornerstone,” said Pedro Zinner, CEO of Eneva. “This can be the beginning of a very fruitful and long-lasting relationship between two companies which have complementary roles in the gas value chain.” Subject to satisfying certain covenants and closing conditions, including approval by Eneva’s shareholders, the Brazilian antitrust agency and the receipt of necessary consents, the transaction is expected to close in the second half of 2022. Accounting for NFE’s 50% ownership of CELSEPAR, the transaction is projected to generate proceeds to NFE of approximately $550 million USD following the paydown of certain debt and other liabilities and net of transaction expenses. About New Fortress Energy 111 W 19th Street, 8th Floor New York, NY 10011

New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to help address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The company owns and operates natural gas and liquefied natural gas (LNG) infrastructure, ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the company’s assets and operations seek to support global energy security, enable economic growth, enhance environmental stewardship, and transform local industries and communities around the world. Cautionary Language Regarding Forward-Looking Statements This communication contains certain statements and information that may constitute “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication other than historical information are forward- looking statements that involve known and unknown risks and relate to future events, our future financial performance or our projected business results. You can identify these forward-looking statements by the use of forward-looking words such as “expects,” “may,” “will,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of those words or other comparable words. Forward looking statements include: the successful sale and purchase of the companies in accordance with the terms of the transaction; the projected proceeds of the transaction, including with respect to any foreign exchange risk between the Brazilian Real and the Dollar; the expected structure for closing of the transaction; the role of the Sergipe Power Plant in Brazil’s energy security and ability to dispatch; the continued operations of the Sergipe Power Plant; NFE’s expected partnerships with third parties, including with respect to the Golar Nanook and continued operation of the Golar Nanook; satisfaction of the closing conditions in the SPA in accordance with the terms thereof and within the required dates, including approval by the shareholders of Eneva, the Brazilian antitrust agency or any other regulatory agency, as well as the receipt of necessary consents from any third parties; the expected date of closing of transaction; compliance by the parties of the covenants and obligations under the SPA; and the ability to mitigate foreign exchange risk for the transaction through hedge arrangements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the parties to the SPA or the stock prices of such parties. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are necessarily estimates based upon current information and are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the risk that the proposed transactions may not be completed in a timely manner or at all; common risks related to the sale and purchase of businesses or assets, including the risk of valuation and successful implementation, and the risks that we may not be able to realize the benefits of any such transactions, among others; fluctuations in exchange rates used to translate the Brazilian Real into U.S. dollars that could result in potential losses and reductions in our proceeds from the transaction resulting from currency fluctuations; possibility that any or all of the various conditions to the consummation of the transaction may not be satisfied or waived (or any conditions, limitations or restrictions placed on such approvals); the receipt, on a timely basis or otherwise, of the required approvals and consents for the transaction by the shareholders of the parties, the required regulators or governmental agencies, third parties or other persons; breach or failure by the parties to comply with the covenants and obligations under the SPA; the continued operations of the Golar Nanook and relationship with the new shareholder of the Sergipe Power Plant; the possibility that long-term financing for the proposed transactions may not be available on favorable terms, or at all; nonpayment or nonperformance by any of parties to the SPA; the effect of the announcement or pendency of the transactions on our operations, including the ability of NFE to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom NFE does business; the outcome of any legal proceedings related to the SPA; the ability of NFE to implement its plans, forecasts and other expectations with respect to NFE’s business after the completion of the proposed transactions; business disruption following the SPA; and the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of NFE’s forward-looking statements. Other known or unpredictable factors could also have material adverse effects on future results. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our annual report, quarterly and other reports filed with the SEC, which could cause its actual results to differ materially from those contained in any forward-looking statement. We undertake no duty to update these forward-looking statements, even though our situation may change in the future. Contact: Investors: Brett Magill ir@newfortressenergy.com Media: Jake Suski (516) 268-7403 press@newfortressenergy.com